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                     MFS(R) MUNICIPAL LIMITED MATURITY FUND

                      Supplement to the Current Prospectus


The description of portfolio managers under the "Management of the Trust - Investment Adviser" section is hereby restated as follows:

Christopher J. Mier and Geoffrey L. Schechter are the portfolio managers of the Fund. Mr. Mier, a Senior Vice President of the Adviser, has been a portfolio manager of the Fund since May 1, 1999 and has been employed as a portfolio manager with the Adviser since April 1999. Prior to April 1999, Mr. Mier was a managing director and portfolio manager in the municipal bond department at Scudder Kemper Investments, Inc. Mr. Schechter, a Vice President of the Adviser, became a portfolio manager of the Fund on January 14, 2000. Mr. Schechter has been employed as a portfolio manager with the Adviser since June 1993.


                The date of this Supplement is January 14, 2000.